Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated October 10, 2018
to the Statement of Additional Information dated May 1, 2018

This supplement revises certain information contained in the above-referenced Statement of Additional Information (the “SAI”) regarding the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Growth Fund, the Small-Company Stock Fund and the International Equity Fund, each a series of Homestead Funds, Inc. (the “Corporation”). Please read this supplement carefully and keep it with your SAI for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

The following changes took effect as of September 20, 2018:

1.	The subsection related to “Homestead Funds” of the “Disclosure of Portfolio Holdings” section on pages 86 – 87 is deleted in its entirety and replaced with the following:

Disclosure of Portfolio Holdings

Homestead Funds

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to, among other things, ensure that disclosure of non-public information regarding the Funds’ portfolio holdings is in the best interests of Fund shareholders, and that conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds, RE Advisers or RE Investment are adequately considered. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the Funds’ procedures.

 Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days after the end of each fiscal quarter. The Funds publicly disclose their portfolio holdings information on Funds’ website, as well as through public filings on the SEC website.

Homestead Funds’ Website: homesteadfunds.com

Each Fund discloses a complete schedule of investments following the second and fourth quarters within 60 days after the end of each quarter in its semi-annual and annual reports, which are distributed to Fund shareholders and posted on the Homestead Funds’ website. Additionally, each Fund’s complete schedule of investments following the first and third fiscal quarters is posted on the website within 60 days of quarter end. Finally, the portfolio holdings for the Daily Income Fund are posted to the website monthly within five business days of month end.

SEC’s EDGAR Database: sec.gov

The Funds’ quarterly portfolio information is filed on the EDGAR database on the SEC’s website on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters) within 60 days of quarter end. Additionally, the Daily Income Fund files its monthly portfolio information with the SEC on Form N-MFP. This information is available on the SEC’s website 60 days after the end of the month to which the information in the report relates.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian and accounting service provider, transfer agent, subadvisers (with respect to the Fund they sub-advise), employee pre-clearance and compliance reporting system, investment reconciliation platform, investment analytics service providers, proxy voting service, legal counsel, auditors, financial printer, regulatory filing service providers, and brokers through which RE Advisers effects trades of portfolio securities on behalf of the Funds, in connection with its services to the Funds. A Fund or RE Advisers may, to the extent permitted under applicable law, and in accordance with the Funds’ policies and procedures, distribute nonpublic portfolio holdings information to certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar and Lipper Analytical Services, etc.), pricing information vendors, analytical service providers, certain platform providers (e.g., financial intermediaries needing to monitor their clients’ issuer exposure and asset allocations), and potential Fund service providers, provided, however, that any recipient of non-public portfolio holdings information shall be subject to a duty of confidentiality.

The Funds will provide portfolio holdings to a client (or its custodian or other agent) when the client is effecting a redemption-in-kind from a Fund and the CCO believes that such disclosure will not be harmful to the Fund’s other shareholders, and does not perceive any conflicts of interest. In these situations, Homestead Funds requires them to agree, through non-disclosure agreements or other means, that the confidential information will be used only as necessary to effect the redemption-in-kind, and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other third parties with a legitimate business purpose. Any such disclosure will not be made sooner than three days after the date of the information.

 The Funds’ policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such third parties at differing times and/or with different lag times in accordance with the policies and procedures. Prior to authorizing any such disclosure to a third party, the CCO must determine that such disclosure serves a legitimate business purpose of the Fund, is in the best interests of the Funds’ shareholders and that any conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person thereof of or of the Funds are considered.

 The release of non-public portfolio holdings information must be subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing with an unauthorized recipient or trading upon the information provided.

 The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, RE Advisers and its affiliates or recipient of the Funds’ portfolio holdings information.